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                       SUPPLEMENT TO THE PROSPECTUSES AND
                      STATEMENTS OF ADDITIONAL INFORMATION

                              WARBURG PINCUS FUNDS
                       CREDIT SUISSE INSTITUTIONAL FUNDS

The following information replaces certain information contained in the funds' Prospectuses and Statements of Additional Information.

Change of Distributor. Effective immediately, Credit Suisse Asset Management Securities, Inc. (CSAMSI), located at 466 Lexington Avenue, New York, New York 10017, has replaced Provident Distributors, Inc. as the funds' distributor. CSAMSI is affiliated with Credit Suisse Asset Management, LLC, the funds' investment adviser.

Dated: August 1, 2000